UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 13, 2006

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

              Nebraska                     001-31924             84-0748903
    (State or other jurisdiction         (Commission           (IRS Employer
          of incorporation)               File Number)       Identification No.)

            121 South 13th Street, Suite 201, Lincoln, Nebraska 68508
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On October 13, 2006, Nelnet, Inc. (the "Company") completed the purchase of the building in Lincoln, Nebraska in which the Company's corporate headquarters are located. Such purchase was made pursuant to the previously reported agreement with Mad Dog Guest Ranch LLC. Copies of the purchase agreement and the amendment thereto are filed as Exhibits 10.1 and 10.2 to this report.

        As part of the completion of the building purchase, on October 13, 2006 the Company assumed certain existing lease agreements pursuant to which Union Bank and Trust Company ("Union Bank") leases office and storage space in the building and operates certain equipment in connection with Union Bank's operations. Michael S. Dunlap, a significant shareholder, a Co-Chief Executive Officer and a member of the board of directors of the Company, has a significant ownership interest in Union Bank and is a member of Union Bank's board of directors. Angela L. Muhleisen, Mr. Dunlap's sister and a significant shareholder of the Company, also has a significant ownership interest in Union Bank, and is chief executive officer and a member of Union Bank's board of directors.

        The leases assumed by the Company provide for the lease to Union Bank of a total of approximately 15,060 square feet of office and storage space for a total rental amount of approximately $168,000 per year. Union Bank's rent under such leases will now be paid to the Company as the owner of the building. The principal office space lease agreement expires on June 30, 2008, but is subject to options to extend the term of the lease for two periods of an additional five years each. Rental rates are subject to specified annual rental increases and additional rental increases based on increases in the cost of living measured by the National Consumer Price Index.

        The Company subleases from Union Bank a total of approximately 4,444 square feet of the office and storage space subject to the leases for a total rental amount of approximately $36,000 per year.

        Copies of various lease agreements assumed by the Company in connection with the building purchase are filed as Exhibits 10.3 through 10.7 to this report. A copy of the sublease agreement is filed as Exhibit 10.8 to this report.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On October 16, 2006, the Company issued a press release which provided information with respect to its results of operations for the quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits. The following exhibits are filed or furnished as part of this report:

        Exhibit
          No.                                Description
       -----------   -----------------------------------------------------------

          10.1       Agreement of Purchase and Sale dated as of May 25,
                     2006 between Mad Dog Guest Ranch LLC and Nelnet,
                     Inc. (filed as Exhibit 10.1 to the registrant's
                     Current Report on Form 8-K filed on June 1, 2006 and incorporated by reference herein)
          10.2 Amendment to Agreement of Purchase and Sale dated as of September 25, 2006 between Mad Dog Guest
                     Ranch LLC and Nelnet, Inc.
          10.3 Office Building Lease dated June 21, 1996 between Miller & Paine and Union Bank and Trust Company
          10.4 Amendment to Office Building Lease dated June 11, 1997 between Miller & Paine and Union Bank and Trust Company
          10.5 Lease Amendment Number Two dated February 8, 2001 between Miller & Paine and Union Bank and Trust Company
          10.6 Lease Amendment Number Three dated May 23, 2005 between Miller & Paine, LLC and Union Bank and Trust Company
          10.7 Lease Agreement dated May 20, 2005 between Miller & Paine, LLC and Union Bank and Trust Company
          10.8 Office Sublease dated April 30, 2001 between Union Bank and Trust Company and Nelnet, Inc.
          99.1 Press release by Nelnet, Inc. dated October 16, 2006 - "Nelnet to Announce 2006 Third-Quarter Results on
                     October 27, 2006" (furnished pursuant to Item 2.02 of this report)


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NELNET, INC.


Date:  October 16, 2006                    By:     /s/ TERRY J. HEIMES
                                                --------------------------------
                                                  Terry J. Heimes
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX


      Exhibit
        No.                             Description
    -------------   ------------------------------------------------------------

        10.1 Agreement of Purchase and Sale dated as of May 25, 2006 between Mad Dog Guest Ranch LLC and Nelnet, Inc. (filed as Exhibit 10.1 to the registrant's Current Report on Form 8-K filed on June 1, 2006 and incorporated by reference herein)
        10.2 Amendment to Agreement of Purchase and Sale dated as of September 25, 2006 between Mad Dog Guest Ranch LLC and Nelnet, Inc.
        10.3 Office Building Lease dated June 21, 1996 between Miller & Paine and Union Bank and Trust Company
        10.4 Amendment to Office Building Lease dated June 11, 1997 between Miller & Paine and Union Bank and Trust Company
        10.5 Lease Amendment Number Two dated February 8, 2001 between Miller & Paine and Union Bank and Trust Company
        10.6 Lease Amendment Number Three dated May 23, 2005 between Miller & Paine, LLC and Union Bank and Trust Company
        10.7 Lease Agreement dated May 20, 2005 between Miller & Paine, LLC and Union Bank and Trust Company
        10.8 Office Sublease dated April 30, 2001 between Union Bank and Trust Company and Nelnet, Inc.
        99.1 Press release by Nelnet, Inc. dated October 16, 2006 - "Nelnet to Announce 2006 Third-Quarter Results on October 27, 2006" (furnished pursuant to Item 2.02 of this report)